UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2004
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                      WILSON GREATBATCH TECHNOLOGIES, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                         1-16137               16-1531026
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 (State or other jurisdiction of     (Commission File Number)    (IRS Employer
          incorporation)                                     Identification No.)



      9645 Wehrle Drive, Clarence, New York                           14031
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     (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (716) 759-5600
                                                            --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 5.  Other Events.

         On May 14, 2003, Wilson Greatbatch Technologies, Inc. issued a press release announcing the Company's revision of previously forecasted sales guidance for 2004. A copy of the release is attached to this report as Exhibit 99.1.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  May 18, 2004               By:    /S/ LAWRENCE P. REINHOLD
                                         ------------------------
                                         Lawrence P. Reinhold
                                         Executive Vice President and
                                         Chief Financial Officer